UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 19, 2015

CABINET GROW, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55340	46-5546647
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

319 Clematis Street, Suite 1008, West Palm Beach, FL 33401

(Address of principal executive offices, including zip code)

(561) 249-6511

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Departure of Directors or Certain Officers

On November 19, 2015, Barry Hollander notified Cabinet Grow, Inc. (“CBNT” or the Company) that he has resigned from all positions with the Company, for personal reasons and to pursue other interests.  Mr. Hollander indicated that his resignation was voluntary and has no disagreements with management.

The Company is currently conducting a search to fill the Chief Financial Officer position.

ITEM 8.01	OTHER EVENTS

As a result of a working capital deficiency the Company has significantly reduced operations, including the layoff of all non-executive employees and has stopped taking new orders from customers. Management of the Company is exploring various alternatives of the remaining assets, however, no agreements have been reached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABINET GROW, INC.

Date: November 24, 2015	By:	/s/ Samuel May
Samuel May Chief Executive Officer